UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21471

Nuveen Tax-Advantaged Total Return Strategy Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report December 31, 2015

JTA
Nuveen Tax-Advantaged Total Return Strategy Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

The Fund features portfolio management by two affiliates of Nuveen Investments, Inc. The Fund’s investments in dividend-paying common and preferred stocks and call options written are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund’s investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management LLC (Symphony). James T. Stephenson, CFA, Managing Director of NWQ, along with Thomas J. Ray, CFA, and Susi Budiman, CFA, manage the NWQ portion of the Fund. Effective January 6, 2015, Thomas J. Ray succeeded Michael J. Carne, CFA, who is no longer with the firm. The Symphony team is led by Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer.

Effective September 30, 2015, JTA is able to invest up to 5% in iBOXX Loan Total Return Swaps.

Effective January 30, 2015, the following changes were made to the Fund:

The Fund’s investment objective is to achieve a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund constructs its portfolio by allocating approximately 80% of its managed assets to a global equity income strategy and approximately 20% of its managed assets to an adjustable rate senior loan strategy. If the allocation varies outside a defined range, the Fund will rebalance the allocation. Over time, the Fund may change the target allocation. Each strategy is managed by a separate, specialized sub-adviser:

1)	Global Equity Income: a globally diversified portfolio focused on tax-advantaged income-producing and dividend paying equity and preferred securities, sub-advised by NWQ;

2)	Adjustable Rate Senior Loans: an adjustable rate senior loan portfolio strategy, sub-advised by Symphony.

New investment policies that apply overall to the Fund as a whole:

•	At least 60% of the Fund’s managed assets are invested in tax-advantaged income-producing equity securities, including dividend received deductions (DRD) preferred securities;

•	The Fund has greater flexibility to invest (up to 70% of the Fund’s managed assets) in non-U.S. issues of any currency;

•	The Fund has greater flexibility to invest (up to 20% of the Fund’s managed assets) in securities of issuers of emerging market countries; and

•	The Fund has flexibility to use derivatives both for hedging purposes and to enhance risk-adjusted returns, including writing (selling) covered options

New investment policies that apply only to the Global Equity Income strategy portion of JTA:

•	The Global Equity Income strategy may invest in common stocks, preferred securities, convertible securities, convertible preferred securities, real estate investment trusts (REITs), master limited partnerships (MLPs), and debt; and

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors.

The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

•	The Fund’s policies regarding credit ratings as they apply to the equity securities in the Global Equity Income strategy portion of the Fund have been eliminated.

Here the portfolio management team reviews economic and market conditions, their management strategies and the performance of the Fund for the twelve-month reporting period ended December 31, 2015.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2015?

The U.S. economy grew at an overall moderate pace during the twelve-month reporting period. Harsh winter weather and a West coast port strike weighed on growth in the first quarter of 2015, but those factors proved temporary. Rebounding economic activity in the second quarter was followed by a mediocre advance in the latter half of the year. Real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, increased at an annual rate of 0.7% in the fourth quarter of 2015, as reported by the “advance” estimate of the Bureau of Economic Analysis, down from 2.0% in the third quarter.

The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 5.0% in December from 5.7% in January 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in November 2015 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.8%, respectively.

With GDP growth averaging around 2% for the previous four quarters, the U.S. economic recovery continued to underwhelm. Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market but didn’t necessarily spend more. Pessimism about the economy’s future and lackluster wage growth likely contributed to consumers’ somewhat muted spending. The sharp decline in energy prices and tepid wage growth kept inflation subdued during this reporting period. The Consumer Price Index CPI declined 0.1% in December on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.

Although the current expansion continued to look subpar relative to past recoveries, the U.S. Federal Reserve (Fed) believed the economy was strong enough to begin the withdrawal of its stimulus policies. After winding down its bond buying program, known as quantitative easing, in October 2014, the Fed began telegraphing its intention to raise the target federal funds rate some time in 2015. The Fed had held the fed funds rate near zero since December 2008. However, the timing of its first rate hike was uncertain, particularly as the inflation rate stayed stubbornly low and signs of global economic weakness, notably from China, merited caution. After delaying the rate change at each prior meeting in 2015, the Fed announced in December 2015 that it would raise its main policy interest rate by 0.25%. The news had a relatively muted impact on the financial markets, as the move was widely expected.

6	Nuveen Investments

With this volatile backdrop, the S&P 500® Index finished 2015 with a modest gain of 1.38%. Overseas markets were similarly volatile. Many started the year outperforming the U.S., only to pull back by year end in dollar terms. Asian shares finished the year with mixed returns. Emerging markets felt the brunt of the pain with the MSCI Emerging Markets Index returning -14.92%.

Preferred securities performed well during the period, though experiencing bouts of volatility. The BofA/Merrill Lynch Fixed Rate Preferred Stock Index, posted a twelve month return of 7.58%.

Atop the capital structure, loan markets posted negative returns for the reporting period, yet handily outpaced their high yield bond counterparts. The negative annual performance was only the second calendar year in the history of the loan asset class with negative returns. In the last seven months of the reporting period, the loan market was characterized by persistent weakness that escalated toward the latter half of the fourth quarter. Although to a lesser degree than high yield, the loan market traded off largely due to technical factors and in concert with general risk aversion across the broad capital markets. While overall loan mutual fund flows continued to be negative, institutional loan demand driven by collateralized loan obligation (CLO) issuance more than offset retail outflows. This institutional demand provided support to the loan market, allowing it in large part to avoid the downward cycle experienced in lower quality risk assets. From an industry perspective, loans in the chemicals and gaming leisure industries were top performers while energy and metal/mining companies continued to lag. By rating, top performers were the better split-BBB rated (meaning a security given different ratings by two or more major rating agencies) and BBB rated securities, while split B/CCC rated and non-rated securities lagged, which was a reversal from recent years.

The broad leveraged loan market, as represented by the CSFB Leveraged Loan Index, produced returns of -0.38 for 2015. According to J.P. Morgan, over the fourth quarter the average loan price decreased to $93.39 from $95.95. Leveraged loan spreads widened 86 bps during the quarter to 617 bps, while yields increased 128 bps to 755 bps. Loan mutual fund outflows accelerated bringing the 2015 total net flows to -$20.3 billion. CLO issuance totaled $110.8 billion, down from last year’s record $131.9 billion. Issuance during the reporting period was driven primarily by acquisition and refinancing related activity as re-pricings have remained subdued. The par-weighted U.S. default rate decreased to 1.69%, and remains well below the long-term average default rate.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2015?

The Fund is designed to seek a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. In an effort to achieve this, the Fund invests at least 60% in common stocks whose dividends may be eligible for favorable income tax treatment. The Fund also invests to a more limited extent in preferred stocks, which can range from a minimum of 5% to a maximum of 20%, that are eligible to pay tax-advantaged dividends, as well as 20% in senior loans and other debt instruments.

NWQ Key Strategies

For the common and preferred equity portion of the Fund’s portfolio, NWQ continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as what it thought were emerging catalysts that could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets and/or a positive change in the underlying fundamentals. We also focused on downside risk management and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective picture of a company’s financial position than an evaluation based on earnings alone.

Within the global equity income strategy managed by NWQ, up to 70% of the Fund’s managed assets can be invested in non-U.S. issues of any currency, including up to 20% in emerging market countries. JTA’s investment objective is to achieve a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

appreciation. The Fund focuses on obtaining a dividend yield at least 100 bps above the MSCI World Index and employs a value based approach in our bottom up analysis. We look for attractive absolute valuation, positive risk/reward with downside risk management and catalysts that can drive a positive revaluation of our companies.

For the global equity portion of the Fund’s portfolio, our global, value based strategy gives us plenty of opportunities to find not only attractive valuations, but high yields and a diversified portfolio. We currently are overweight European equities. Valuations remain below prior cycle levels, while they have recovered to prior highs in many geographies. We also believe the market underestimates the inherent operating leverage in many European companies due to the length of time they have had to rationalize their cost structures. All that is needed is some slightly positive growth to see meaningful advances in earnings.

Global financials also remain a target rich opportunity. Our focus is on companies with strong balance sheets on the cusp of returning significant amounts of cash to shareholders. While economic concerns and persistently stubborn low interest rates have weighed on the names, we feel the risk/reward is heavily skewed to the upside. Balance sheets are improved, riskier businesses have been exited and valuations remain low. We have found a variety of compelling opportunities across banks, insurance and services in numerous geographies.

For the preferred securities portion of the Fund’s portfolio, we review the specific characteristics of the preferred stocks available for investment and evaluate the effect on holding such an investment. These characteristics might include price, yield, issuer, rating, liquidity premium/discount and any other potential issues that can affect the value of the position. Additionally, because the preferred market is concentrated both by issuer and industry, attention is focused on the diversification of the Fund.

Symphony Key Strategies

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan asset class. The Fund’s capital remained invested in issuers with strong credit profiles among non-investment grade debt, while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

How did the Fund perform during this twelve-month reporting period ended December 31, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the one-year, five-year and ten-year periods ended December 31, 2015. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended December 31, 2015, the Fund’s common share at NAV outperformed its Blended Benchmark, but underperformed the S&P 500® Index.

NWQ

For the equity portion of the Fund managed by NWQ, investments in Europe began to pay off in 2015, particularly certain holdings in Germany, Switzerland and the U.K. Positive stock selection in Canada also contributed to relative performance versus the benchmark. We have limited exposure to commodity driven economies and emerging markets, which also helped relative performance. Our holdings in the U.S. detracted from performance during the reporting period mainly due to declines in our media names.

From a sector perspective, positive stock selection in the energy, financial services and materials sectors contributed to performance. Conversely, negative stock selection in the consumer discretionary, technology and industrials sectors detracted from the Fund’s overall return.

8	Nuveen Investments

Individual holdings that positively contributed to performance included Nippon Telegraph & Telephone Corporation (NTT), as well as financial holdings Swiss RE AG and Deutsche Boerse AG. Swiss RE AG is a leading wholesale provider of reinsurance, insurance and other insurance-based forms of risk transfer. The company reported strong third quarter results, including a 12% rise in net income. It continues to return significant amounts of capital to shareholders. Deutsche Boerse AG appreciated as increased stock market volatility continues to drive volume. The new CEO, who took over in June, has outlined a new strategy for growth which includes adding more innovative products and cross-selling opportunities. Further, we believe the company will benefit from a rise in interest rates.

Nippon Telegraph and Telephone Corporation (NTT) performed well as the Japanese wireless market has remained disciplined among the three main players. NTT has also shown improved cost discipline and continued strong capital return. The new Hikari Collaboration Model will allow for bundling in the Japanese market, which should further reduce churn and improve returns. We remain optimistic on NTT’s prospects.

Positions that detracted from performance include consumer discretionary holdings in Viacom Inc. and Time Warner Inc. Viacom detracted from performance due to ongoing advertising weakness driven by poor ratings at their key networks which was exacerbated by an overall difficult advertising environment. This caused the company to lower earnings guidance. Viacom has now renewed the majority of its affiliate agreements through 2018, with the exception of 2016’s expiration of the DISH Network agreement. We believe clearing up that one remaining contract would lead to significant visibility in earnings and cash flows over the next few years. Time Warner also detracted from performance as concerns of disintermediation in the television ecosystem came to the forefront after Disney lost subscribers at ESPN. Although we believe that viewing will shift to more non-traditional platforms over time, we believe three things will continue to provide value in the space: 1) high quality, original content; 2) a best-in-class studio that can create such content in both TV and films; and 3) live events, specifically sports. With HBO, Warner Bros. and Turner, the company will continue to check all of these boxes and we are confident that Time Warner can rebound as the market differentiates between the players in the media space.

Lastly, Oracle Corporation detracted from performance. The software giant reported disappointing earnings throughout the reporting period. The company’s results were significantly impacted by the strengthening of the U.S. dollar compared to foreign currencies.

Our preferred stock holdings slightly detracted from performance. Specific holdings that detracted were the preferred stock holdings of SLM Corporation, JPMorgan Chase & Co. and PNC Financial Services. SLM which engages in the origination, servicing and administration of educational loans, fell significantly. While second-quarter results were generally in line, investors’ concerns over student loan securitization spreads (which have widened) came into play. However, this widening was driven by rating actions of Federal Family Education Loan Program loans and shouldn’t have a direct impact on private student loan performance. Bank holdings JPMorgan Chase and PNC Financial also detracted. Several insurers announced extensions of their fixed-to-float preferreds in 2015 causing prices to drop. This created some fear that some bank fixed-to-float preferreds (which dominate the $1000-par market) might extend as well. We view the reasons why an insurer or a bank might extend a fixed-to-float preferred as very different and that the insurance extensions shed almost no light on the likelihood of bank extensions.

Several holdings positively contributed including the preferred stock holdings of General Electric Company, City National Corporation and Morgan Stanley. The preferred stock of General Electric was among the higher yielding securities in the marketplace. The attractive current yield and modest duration aided its performance. City National reported third quarter earnings that beat estimates, which benefited performance. During the reporting period, City National was acquired by Royal Bank of Canada, its largest takeover to date. Lastly, Morgan Stanley also contributed to performance. In contrast to some bank fixed-to-float preferreds with lower back end floating rate spreads, the Morgan Stanley preferred offers very attractive current yield and higher back end floating rate spreads.

The Fund also wrote call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The effect on performance for the period was positive.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Symphony

The senior loan and other debt instruments portion of the Fund’s portfolio, managed by Symphony, contributed positively to total return performance during the reporting period. Our holdings in the hotel, restaurants and leisure, specialty retail, containers and packaging, as well as food and staples retailing industries were top contributors to performance. Our health care providers and services, media and oil, gas and consumable fuels industry holdings detracted from performance.

The Fund’s position in the term loans of Reynolds Group Holdings, Inc. was the top contributor. The company manufactures and supplies consumer food, beverage and foodservice packaging products worldwide. The name has benefitted as investors migrate to higher quality, more defensive industries. US Foods, Inc. and Albertson’s LLC also contributed to the performance. Symphony believes the food and drug industry has historically been more defensive during periods of volatility and believes these loans offer an attractive coupon relative to the rest of the industry group and broad market. Both the industry group and the companies have performed well, and we anticipate the loans will continue to be a core position in the Fund’s portfolio in the near term. Lastly, contributing to performance was the term loan of Univision Communications, Inc., a Spanish-language broadcaster.

Specific holdings that detracted from performance include positions in Millennium Laboratories, a health care service company. Also detracting from performance were several of our media industry holdings, including Cumulus Media, Inc. The company owns and operates radio stations in the U.S. The loans suffered as the company missed earnings and revenue estimates several times during the reporting period. Clear Channel Communications, Inc., a leading global media and entertainment company, also detracted from performance. These higher beta bonds have attractive yields but traded lower during the technically driven volatility in credit markets over the reporting period.

10	Nuveen Investments

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts impact on performance was negative during this reporting period.

As of December 31, 2015, the Fund’s percentages of leverage are as shown in the accompanying table.

JTA
Effective Leverage*	31.24%
Regulatory Leverage*	31.24%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period				Subsequent to the Close of the Reporting Period
Regulatory Leverage	January 1, 2015	Draws	Paydowns	December 31, 2015	Draws	Paydowns	February 25, 2016
Bank Borrowings	$89,400,000	$—	$(7,000,000)	$82,400,000	$—	$(6,000,000)	$76,400,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Nuveen Investments	11

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2015, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution level may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of 12/31/2015

	Per Share Regular Distributions							Annualized Total Return on NAV
Inception Date	Latest Quarter	Total Current Year	Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full-Year Distribution Rate on NAV[2,3]	1-Year	5-Year
1/2004	$0.2720	$1.0880	$0.4741	$1.6189	$1.1651	8.31%	8.31%	(1.49)%	8.96%

[1]	Current distribution per share, annualized, divided by the NAV per share on the stated date other than net investment income, as shown in the table immediately below.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]	Each distribution represents a “managed distribution” rate.

12	Nuveen Investments

The following table provides the Fund’s distribution sources as of December 31, 2015.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these amounts are available on www.nuveen.com/cef.

Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
100.00%	0.00%	0.00%	$1.0880	$1.0880	$0.0000	$0.0000

[1]	Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital my be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

COMMON SHARE REPURCHASES

During August 2015, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JTA
Common shares cumulatively repurchased and retired	122,745
Common shares authorized for repurchase	1,385,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2015, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTA
Common share NAV	$13.10
Common share price	$11.67
Premium/(Discount) to NAV	(10.92)%
12-month average premium/(discount) to NAV	(9.47)%

Nuveen Investments	13

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Tax-Advantaged Total Return Strategy (JTA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTA.

14	Nuveen Investments

JTA

Nuveen Tax-Advantaged Total Return Strategy Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JTA at Common Share NAV	(1.49)%	8.96%	2.64%
JTA at Common Share Price	(4.17)%	9.11%	2.58%
Blended Benchmark	(2.09)%	8.41%	5.56%
S&P 500® Index	1.38%	12.57%	7.31%

Average Annual Total Returns as of December 31, 20151

(including retained gain tax credit/refund)

	Average Annual
	1-Year	5-Year	10-Year
JTA at Common Share NAV	(1.49)%	8.96%	2.84%
JTA at Common Share Price	(4.17)%	9.11%	2.79%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2015 or for the tax years ended prior to December 31, 2006.

Nuveen Investments	15

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.2%
Convertible Preferred Securities	3.9%
$25 Par (or similar) Retail Preferred	7.3%
Variable Rate Senior Loan Interests	26.0%
Corporate Bonds	0.8%
$1,000 Par (or similar) Institutional Preferred	6.1%
Repurchase Agreements	1.5%
Other Assets, Less Liabilities	0.6%
Net Assets Plus Borrowings	145.4%
Borrowings	(45.4)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AA	0.9%
AA	0.9%
BBB	28.0%
BB or Lower	55.3%
N/R	14.9%
Total	100.0%

Portfolio Composition

(% of total investments)2

Banks	13.4%
Pharmaceuticals	10.8%
Insurance	8.3%
Media	7.5%
Software	5.1%
Capital Markets	4.3%
Diversified Telecommunication Services	4.1%
Chemicals	3.3%
Air Freight & Logistics	2.7%
Diversified Financial Services	2.5%
Oil, Gas & Consumable Fuels	2.5%
Automobiles	2.4%
Food Products	2.4%
Communications Equipment	2.3%
Real Estate Investment Trust	2.3%
Multiline Retail	2.3%
Food & Staples Retailing	2.2%
Semiconductors & Semiconductor Equipment	2.0%
Repurchase Agreements	1.1%
Other	18.5%
Total	100%

Top Five Issuers

(% of total investments)2

GlaxoSmithKline PLC	2.3%
Unum Group	2.2%
Nippon Telegraph and Telephone Corporation	2.2%
Teva Pharmaceutical Industries Limited	2.2%
Citigroup Inc.	2.2%

Country Allocation3

(% of total investments)2

United States	61.2%
United Kingdom	9.1%
Germany	6.1%
Switzerland	5.3%
Canada	3.2%
Netherlands	2.9%
Other	12.2%
Total	100%

2	Excluding investments in derivatives.
3	Includes 2.1% (as a percentage of net assets) in emerging market countries.

16	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Tax-Advantaged Total Return Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”), including the portfolio of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through December 31, 2013, were audited by other auditors whose report dated February 27, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 25, 2016

Nuveen Investments	17

JTA

Nuveen Tax-Advantaged Total Return Strategy Fund
Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 143.3% (98.9% of Total Investments)

	COMMON STOCKS – 99.2% (68.5% of Total Investments)

	Air Freight & Logistics – 4.0%

157,500	Deutsche Post AG, (2)	$4,403,350
28,900	United Parcel Service, Inc., Class B	2,781,047
	Total Air Freight & Logistics	7,184,397

	Airlines – 0.6%

21,400	Copa Holdings S.A.	1,032,764

	Automobiles – 2.4%

23,500	Daimler AG, Sponsored ADR, (2)	1,966,480
171,000	Ford Motor Company	2,409,390
	Total Automobiles	4,375,870

	Banks – 11.5%

222,900	Barclays PLC, Sponsored ADR	2,888,784
98,600	CIT Group Inc.	3,914,420
74,500	Citigroup Inc.	3,855,375
255,800	ING Groep N.V., Sponsored ADR	3,443,068
58,500	JPMorgan Chase & Co.	3,862,755
53,000	Wells Fargo & Company	2,881,080
	Total Banks	20,845,482

	Biotechnology – 1.3%

40,200	AbbVie Inc.	2,381,448

	Capital Markets – 5.0%

196,100	Ares Capital Corporation	2,794,425
90,000	Bank New York Mellon	3,709,800
128,000	UBS Group AG, (2)	2,483,131
	Total Capital Markets	8,987,356

	Chemicals – 3.7%

58,700	Agrium Inc.	5,244,258
189,400	CVR Partners LP	1,517,094
	Total Chemicals	6,761,352

	Communications Equipment – 3.2%

108,500	Cisco Systems, Inc.	2,946,318
300,000	Ericsson, Sponsored ADR, (3)	2,883,000
	Total Communications Equipment	5,829,318

	Containers & Packaging – 1.0%

29,300	Avery Dennison Corporation	1,835,938

	Diversified Financial Services – 3.5%

250,800	Challenger Limited, (2)	1,580,637
541,000	Deutsche Boerse AG, ADR, (2)	4,733,750
	Total Diversified Financial Services	6,314,387

	Diversified Telecommunication Services – 4.0%

148,000	Nippon Telegraph and Telephone Corporation, ADR	5,881,520
153,400	Telefonica Brasil SA, (2)	1,379,983
	Total Diversified Telecommunication Services	7,261,503

18	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities – 1.1%

550,000	EDP – Energias de Portugal, S.A., (2)	$1,981,837

	Electrical Equipment – 1.1%

38,700	Eaton PLC	2,013,948

	Food & Staples Retailing – 2.6%

49,100	CVS Health Corporation, (3)	4,800,507

	Food Products – 1.6%

368,000	Orkla ASA, Sponsored ADR, (3)	2,883,280

	Hotels, Restaurants & Leisure – 0.9%

27,800	Cedar Fair LP, (4)	1,552,352

	Industrial Conglomerates – 1.9%

52,084	General Electric Company, (4)	1,622,417
73,500	Philips Electronics	1,870,575
	Total Industrial Conglomerates	3,492,992

	Insurance – 10.0%

163,000	Allianz S.E., Sponsored ADR, (2), (3)	2,872,060
265,000	Aviva PLC, Sponsored ADR, (3)	4,030,650
216,000	Swiss Re AG, Sponsored ADR, (2)	5,295,240
177,300	Unum Group, (3)	5,902,317
	Total Insurance	18,100,267

	Media – 7.7%

103,000	Interpublic Group of Companies, Inc.	2,397,840
2,099	Metro-Goldwyn-Mayer, (2), (5)	160,574
101,000	National CineMedia, Inc.	1,586,710
153,800	ProSiebenSat.1 Media AG, ADR, (2)	1,911,734
333,000	RTL Group SA, ADR, (2)	2,792,238
45,000	Time Warner Inc.	2,910,150
3,958	Tribune Media Company	133,820
3,185	Tribune Media Company, (5), (6)	—
989	Tribune Publishing Company	9,119
50,500	Viacom Inc., Class B	2,078,580
	Total Media	13,980,765

	Multiline Retail – 2.5%

61,700	Target Corporation	4,480,037

	Oil, Gas & Consumable Fuels – 3.2%

16,400	Phillips 66	1,341,520
36,200	Royal Dutch Shell PLC, Class A, Sponsored ADR	1,657,598
56,000	Suncor Energy, Inc.	1,444,800
32,200	Total SA, Sponsored ADR	1,447,390
	Total Oil, Gas & Consumable Fuels	5,891,308

	Pharmaceuticals – 12.4%

131,300	AstraZeneca PLC, Sponsored ADR	4,457,635
147,000	GlaxoSmithKline PLC, Sponsored ADR, (3)	5,931,450
46,000	Merck & Company Inc.	2,429,720
119,000	Roche Holdings AG, Sponsored ADR, (2)	4,101,930
85,000	Sanofi-Aventis, ADR, (3)	3,625,250
30,800	Teva Pharmaceutical Industries Limited, Sponsored ADR, (3)	2,021,712
	Total Pharmaceuticals	22,567,697

	Professional Services – 1.1%

28,000	Adecco SA, (2)	1,916,395

Nuveen Investments	19

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)			Value

	Real Estate Investment Trust – 2.9%

99,100	National Storage Affiliates Trust			$1,697,583
111,000	Paramount Group Inc.			2,009,100
100,800	PennyMac Mortgage Investment Trust			1,538,208
	Total Real Estate Investment Trust			5,244,891

	Semiconductors & Semiconductor Equipment – 1.1%

43,000	Microchip Technology Incorporated			2,001,220

	Software – 5.3%

73,500	Microsoft Corporation, (4)			4,077,780
151,500	Oracle Corporation			5,534,294
	Total Software			9,612,074

	Technology Hardware, Storage & Peripherals – 0.8%

39,500	Seagate Technology			1,448,070

	Tobacco – 2.8%

48,600	Imperial Tobacco Group, Sponsored ADR, (2)			5,139,450
	Total Common Stocks (cost $162,015,627)			179,916,905

Shares	Description (1)	Coupon	Ratings (7)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.9% (2.7% of Total Investments)

	Banks – 0.2%

300	Wells Fargo & Company	7.500%	BBB	$348,300

	Diversified Telecommunication Services – 1.6%

31,110	Frontier Communications Corporation	11.125%	N/R	2,849,054

	Pharmaceuticals – 2.1%

3,750	Teva Pharmaceutical Industries Limited, (2)	7.000%	N/R	3,838,125
	Total Convertible Preferred Securities (cost $7,259,076)			7,035,479

Shares	Description (1)	Coupon	Ratings (7)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED SECURITIES – 7.3% (5.0% of Total Investments)

	Banks – 2.3%

13,800	Boston Private Financial Holdings Inc.	6.950%	N/R	$353,556
6,525	Cobank Agricultural Credit Bank, (2)	6.250%	BBB+	669,832
3,250	Cobank Agricultural Credit Bank, (2)	6.125%	BBB+	294,430
17,300	Fifth Third Bancorp.	6.625%	Baa3	499,970
7,700	First Republic Bank of San Francisco	7.000%	BBB–	214,137
2,873	PNC Financial Services	6.125%	Baa2	81,995
19,240	RBS Capital Trust	6.080%	BB–	479,653
11,644	Regions Financial Corporation	6.375%	BB	315,902
25,098	Royal Bank of Canada	6.750%	Baa2	735,371
21	TCF Financial Corporation	7.500%	BB–	558
18,400	U.S. Bancorp.	6.500%	A3	528,080
1,300	Zions Bancorporation	7.900%	BB–	34,814
	Total Banks			4,208,298

	Capital Markets – 0.8%

9,500	Charles Schwab Corporation	6.000%	BBB	255,835
19,750	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	488,418
25,675	Morgan Stanley	7.125%	Ba1	734,305
	Total Capital Markets			1,478,558

20	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (7)	Value

	Consumer Finance – 0.7%

9,200	Capital One Financial Corporation	6.700%		Baa3	$253,460
24,160	HSBC Finance Corporation	6.360%		BBB–	620,187
8,430	SLM Corporation, Series A	6.970%		B1	362,912
	Total Consumer Finance				1,236,559

	Diversified Financial Services – 0.1%

8,100	KKR Financial Holdings LLC	7.375%		BBB	215,298

	Electric Utilities – 0.4%

6,035	Alabama Power Company, (2)	6.500%		A3	166,151
1,300	Alabama Power Company, (2)	6.450%		A3	35,263
5,000	Gulf Power Company, (2)	6.450%		Baa1	517,700
	Total Electric Utilities				719,114

	Food Products – 0.5%

17,700	CHS Inc.	7.100%		N/R	482,679
13,805	CHS Inc.	6.750%		N/R	370,112
	Total Food Products				852,791

	Insurance – 2.0%

20,089	Allstate Corporation	6.750%		BBB–	555,461
13,300	Arch Capital Group Limited	6.750%		BBB+	357,105
10,400	Aspen Insurance Holdings Limited	7.401%		BBB–	262,080
16,310	Aspen Insurance Holdings Limited	7.250%		BBB–	428,464
13,193	Axis Capital Holdings Limited	6.875%		BBB	353,836
15,000	Endurance Specialty Holdings Limited	7.500%		BBB–	387,150
12,950	Endurance Specialty Holdings Limited	6.350%		BBB–	332,297
20,401	Maiden Holdings Limited	8.250%		BB	537,566
9,600	National General Holding Company	7.500%		N/R	243,744
6,035	National General Holding Company	7.500%		N/R	152,444
	Total Insurance				3,610,147

	Thrifts & Mortgage Finance – 0.5%

4,631	Astoria Financial Corporation	6.500%		Ba2	122,258
29,436	Federal Agricultural Mortgage Corporation	6.875%		N/R	773,579
	Total Thrifts & Mortgage Finance				895,837
	Total $25 Par (or similar) Retail Preferred Securities (cost $12,323,187)				13,216,602

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (7)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 26.0% (17.9% of Total Investments) (8)

	Aerospace & Defense – 0.3%

$610	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$611,152

	Airlines – 0.3%

485	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB	484,242

	Automobiles – 1.1%

979	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BB+	977,749
1,114	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	1,079,300
2,093	Total Automobiles				2,057,049

	Building Products – 0.2%

395	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	371,629

	Capital Markets – 0.3%

489	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	486,713

Nuveen Investments	21

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (7)	Value

	Chemicals – 1.0%

$199	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	$197,377
785	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	762,396
888	US Coatings Acquisition, Term Loan B	3.750%	2/01/20	BB–	882,176
1,872	Total Chemicals				1,841,949

	Commercial Services & Supplies – 0.2%

1,011	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	N/R	434,634

	Communications Equipment – 0.1%

270	Commscope, Inc., Term Loan B, First Lien	3.827%	12/29/22	BB	268,848

	Consumer Finance – 0.5%

1,000	First Data Corporation, Term Loan	3.918%	3/23/18	BB	988,750

	Containers & Packaging – 1.1%

487	Berry Plastics Holding Corporation, Term Loan F	4.000%	10/03/22	BB–	483,590
1,527	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.500%	12/01/18	B+	1,514,017
2,014	Total Containers & Packaging				1,997,607

	Diversified Consumer Services – 0.6%

556	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	555,435
453	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB–	450,348
1,009	Total Diversified Consumer Services				1,005,783

	Diversified Telecommunication Services – 0.3%

252	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan, (WI/DD)	3.750%	6/30/19	BB–	238,681
342	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	330,026
594	Total Diversified Telecommunication Services				568,707

	Energy Equipment & Services – 0.0%

151	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	60,002

	Food & Staples Retailing – 0.5%

993	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	985,677

	Food Products – 1.1%

970	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	N/R	964,545
949	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	941,351
1,919	Total Food Products				1,905,896

	Health Care Equipment & Supplies – 1.0%

1,441	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	1,389,141
499	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	486,281
1,940	Total Health Care Equipment & Supplies				1,875,422

	Health Care Providers & Services – 1.8%

260	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	254,217
521	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	512,608
819	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	816,379
567	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	564,621
978	HCA, Inc., Tranche B4, Term Loan	3.357%	5/01/18	BBB–	977,636
74	HCA, Inc., Tranche B5, Term Loan	3.174%	3/31/17	BBB–	74,205
3,219	Total Health Care Providers & Services				3,199,666

	Hotels, Restaurants & Leisure – 1.7%

1,047	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	1,042,307
971	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB+	960,593
1,152	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	1,081,968
3,170	Total Hotels, Restaurants & Leisure				3,084,868

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (7)	Value

	Household Durables – 0.1%

$94	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB+	$93,845

	Household Products – 0.2%

422	Spectrum Brands, Inc., Term Loan	3.500%	6/23/22	BB+	421,113

	Independent Power & Renewable Electricity Producers – 0.5%

980	Calpine Corporation, Delayed Term Loan	4.000%	10/31/20	BB+	957,950

	Internet & Catalog Retail – 0.3%

495	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	485,616

	Internet Software & Services – 0.4%

827	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	750,578

	IT Services – 0.4%

737	Vantiv, Inc., Term Loan B	3.750%	6/13/21	BBB–	735,950

	Leisure Products – 0.4%

749	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	703,583

	Machinery – 0.3%

489	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	474,902

	Media – 3.1%

499	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	N/R	488,236
488	Charter Communications Operating Holdings LLC, Term Loan E	3.000%	7/01/20	Baa3	478,707
92	Clear Channel Communications, Inc.,Term Loan E	7.924%	7/30/19	CCC+	65,014
747	Clear Channel Communications, Inc., Tranche D, Term Loan	7.174%	1/30/19	CCC+	526,822
940	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B2	716,108
292	Media General, Inc., Term Loan B	4.000%	7/31/20	BB+	288,486
531	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	B+	513,044
459	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	B+	443,853
549	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	527,293
1,520	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	1,491,386
6,117	Total Media				5,538,949

	Multiline Retail – 0.8%

496	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	478,261
757	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BB+	757,017
240	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BB+	238,650
1,493	Total Multiline Retail				1,473,928

	Oil, Gas & Consumable Fuels – 0.3%

500	Energy Transfer Equity L.P.,Term Loan, First Lien	3.250%	12/02/19	BB+	451,667
214	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B–	33,744
152	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B–	90,205
61	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B–	33,033
927	Total Oil, Gas & Consumable Fuels				608,649

	Pharmaceuticals – 1.1%

750	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	Ba1	741,407
233	Quintiles Transnational Corp., Term Loan B	3.250%	5/06/22	BB+	232,997
993	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	BB	956,340
1,976	Total Pharmaceuticals				1,930,744

	Professional Services – 0.1%

180	Nielsen Finance LLC, Dollar Term Loan B2	3.287%	4/15/21	BBB	180,460

Nuveen Investments	23

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (7)	Value

	Real Estate Investment Trust – 0.5%

$896	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB–	$833,375

	Semiconductors & Semiconductor Equipment – 1.8%

1,500	Avago Technologies, Term Loan B, First Lien, (WI/DD)	4.250%	11/13/22	BBB	1,483,959
1,000	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	11/05/20	BBB–	996,875
723	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	713,222
3,223	Total Semiconductors & Semiconductor Equipment				3,194,056

	Software – 2.0%

474	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	395,406
793	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B	785,788
952	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	937,912
755	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	B+	712,554
771	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	3.750%	7/08/22	BB	767,441
114	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.018%	7/08/22	BB	112,941
3,859	Total Software				3,712,042

	Specialty Retail – 0.8%

559	Burlington Coat Factory Warehouse Corporation, Term Loan B3	4.250%	8/13/21	BB–	552,392
448	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	437,466
400	Staples, Inc., Term Loan B, First Lien, (WI/DD)	3.500%	4/24/21	BBB	396,275
1,407	Total Specialty Retail				1,386,133

	Technology Hardware, Storage & Peripherals – 0.5%

983	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	977,854

	Wireless Telecommunication Services – 0.3%

450	T-Mobile USA, Term Loan B	3.500%	11/03/22	BBB–	450,499
$49,538	Total Variable Rate Senior Loan Interests (cost $49,166,623)				47,138,820

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (7)	Value

	CORPORATE BONDS – 0.8% (0.6% of Total Investments)

	Banks – 0.8%

$475	Bank of America Corporation	6.250%	3/05/65	BB+	$476,188
250	Citigroup Inc.	5.950%	12/31/49	BB+	240,625
150	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	163,500
525	M&T Bank Corporation	6.450%	12/31/49	Baa2	552,562
1,400	Total Banks				1,432,875

	Media – 0.0%

133	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	98,420
$1,533	Total Corporate Bonds (cost $1,526,815)				1,531,295

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (7)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.1% (4.2% of Total Investments)

	Banks – 4.7%

2,367	Bank of America Corporation	6.100%	N/A (10)	BB+	$2,399,546
575	Citigroup Inc.	5.800%	N/A (10)	BB+	570,113
1,174	Citigroup Inc.	5.950%	N/A (10)	BB+	1,170,331
200	Citizens Financial Group Inc., 144A	5.500%	N/A (10)	BB+	196,900
300	JPMorgan Chase & Company	7.900%	N/A (10)	BBB–	305,400
250	JPMorgan Chase & Company	6.100%	N/A (10)	BBB–	251,275
500	PNC Financial Services Inc.	6.750%	N/A (10)	Baa2	531,875

24	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (7)	Value

	Banks (continued)

450	SunTrust Bank Inc.	5.625%	N/A (10)	Baa3	$452,813
2,367	Wells Fargo & Company	5.875%	N/A (10)	BBB	2,491,268
25	Zions Bancorporation	7.200%	N/A (10)	BB–	26,719
	Total Banks				8,396,240

	Capital Markets – 0.1%

225	Morgan Stanley	5.550%	N/A (10)	Ba1	225,000

	Consumer Finance – 0.5%

450	American Express Company	5.200%	N/A (10)	Baa2	444,375
475	Capital One Financial Corporation	5.550%	N/A (10)	Baa3	472,624
	Total Consumer Finance				916,999

	Food Products – 0.4%

715	Land O’ Lakes Incorporated, 144A	8.000%	N/A (10)	BB	742,706

	Industrial Conglomerates – 0.4%

741	General Electric Company	4.000%	N/A (10)	AA–	740,700
	Total $1,000 Par (or similar) Institutional Preferred (cost $10,789,319)				11,021,645
	Total Long-Term Investments (cost $243,080,647)				259,860,746

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.5% (1.1% of Total Investments)

	REPURCHASE AGREEMENTS – 1.5% (1.1% of Total Investments)

$2,821	Repurchase Agreement with State Street Bank, dated 12/31/15, repurchase price $2,820,992, collateralized by $2,885,000 U.S. Treasury Bonds, 3.000%, due 11/15/44, value $2,881,394	0.030%	1/04/16		$2,820,983
	Total Short-Term Investments (cost $2,820,983)				2,820,983
	Total Investments (cost $245,901,630) – 144.8%				262,681,729
	Borrowings – (45.4)% (11), (12)				(82,400,000)
	Other Assets Less Liabilities – 0.6% (13)				1,072,013
	Net Assets Applicable to Common Shares – 100%				$181,353,742

Investments in Derivatives as of December 31, 2015

Options Written outstanding:

Number of Contracts	Description	Notional Amount (14)	Expiration Date	Strike Price	Value
(430)	Microchip Technology Incorporated	$(1,978,000)	1/15/16	$46.0	$(56,975)
(525)	National CineMedia, Inc.	(918,750)	3/18/16	17.5	(13,125)
(162)	Phillips 66	(1,579,500)	2/19/16	97.5	(4,050)
(1,117)	Total Options Written (premiums received $157,239)	$(4,476,250)			$(74,150)

Nuveen Investments	25

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund
	Portfolio of Investments (continued)	December 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$18,475,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	6/01/16	12/01/20	$(337,144)	$(263,388)
JPMorgan Chase Bank, N.A.	18,475,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	6/01/16	12/01/22	(170,498)	(465,133)
	$36,950,000							$(507,642)	$(728,521)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, Investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, is hypothecated as described in Note 9 – Borrowing Arrangements. The total value of investments hypothecated as of the end of the reporting period was $31,717,720.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Ratings (not covered by the report of independent registered public accounting firm) : Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(10)	Perpetual security. Maturity date is not applicable.

(11)	Borrowings as a percentage of Total Investments is 31.4%.

(12)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $174,569,860 have been pledged as collateral for Borrowings.

(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(14)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(15)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

USD LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Assets and Liabilities	December 31, 2015

Assets
Long-term investments, at value (cost $243,080,647)	$259,860,746
Short-term investments, at value (cost approximates value)	2,820,983
Interest rate swaps premiums paid	220,879
Receivable for:
Dividends	454,978
Interest	279,224
Investments sold	4,348,146
Reclaims	112,091
Other assets	43,546
Total assets	268,140,593
Liabilities
Cash overdraft	832,673
Borrowings	82,400,000
Options written, at value (premiums received $157,239)	74,150
Unrealized depreciation on interest rate swaps	728,521
Payable for investments purchased	2,415,452
Accrued expenses:
Management fees	195,362
Interest on borrowings	4,957
Trustees fees	42,621
Other	93,115
Total liabilities	86,786,851
Net assets applicable to common shares	$181,353,742
Common shares outstanding	13,843,146
Net asset value (“NAV”) per common share outstanding	$13.10
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$138,431
Paid-in surplus	210,840,394
Undistributed (Over-distribution of) net investment income	84,754
Accumulated net realized gain (loss)	(45,838,189)
Net unrealized appreciation (depreciation)	16,128,352
Net assets applicable to common shares	$181,353,742
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Operations	Year Ended December 31, 2015

Investment Income
Dividends (net of foreign tax withheld of $370,255)	$7,223,248
Interest	2,881,826
Other income	133,432
Total investment income	10,238,506
Expenses
Management fees	2,454,517
Interest expense on borrowings	931,251
Custodian fees	112,706
Trustees fees	10,766
Professional fees	48,216
Shareholder reporting expenses	48,657
Shareholder servicing agent fees	643
Stock exchange listing fees	6,179
Investor relations expenses	45,984
Other expenses	15,206
Total expenses	3,674,125
Net investment income (loss)	6,564,381
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	22,119,284
Options written	295,386
Swaps	(3,788)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(31,082,236)
Options written	95,815
Swaps	(828,755)
Net realized and unrealized gain (loss)	(9,404,294)
Net increase (decrease) in net assets applicable to common shares from operations	$(2,839,913)

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Changes in Net Assets

	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$6,564,381	$6,782,778
Net realized gain (loss) from:
Investments and foreign currency	22,119,284	12,890,421
Options written	295,386	925,328
Swaps	(3,788)	(690,659)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(31,082,236)	(9,001,401)
Options written	95,815	(102,575)
Swaps	(828,755)	(937,796)
Net increase (decrease) in net assets applicable to common shares from operations	(2,839,913)	9,866,096
Distributions to Common Shareholders
From net investment income	(15,061,343)	(14,254,636)
Decrease in net assets applicable to common shares from distributions to common shareholders	(15,061,343)	(14,254,636)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	115,365
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	115,365
Net increase (decrease) in net assets applicable to common shares	(17,901,256)	(4,273,175)
Net assets applicable to common shares at the beginning of period	199,254,998	203,528,173
Net assets applicable to common shares at the end of period	$181,353,742	$199,254,998
Undistributed (Over-distribution of) net investment income at the end of period	$84,754	$48,865

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Cash Flows	Year Ended December 31, 2015

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(2,839,913)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(135,310,622)
Proceeds from sales and maturities of investments	146,328,435
Proceeds from (Purchases of) short-term investments, net	2,171,104
Proceeds from (Payments for) swap contracts, net	(3,788)
Premiums received (paid) for interest rate swaps	(220,879)
Premiums received for options written	756,700
Cash paid for terminated options written	(348,021)
Proceeds from litigation settlement	9,660
Capital gain and return of capital distributions from investments	498,918
Amortization (Accretion) of premiums and discounts, net	(71,324)
(Increase) Decrease in:
Receivable for dividends	(8,210)
Receivable for interest	(16,734)
Receivable for investments sold	975,006
Receivable for reclaims	26,476
Other assets	(9,612)
Increase (Decrease) in:
Payable for investments purchased	1,011,218
Accrued management fees	(17,559)
Accrued interest on borrowings	(51)
Accrued Trustees fees	9,573
Accrued other expenses	(4,128)
Net realized (gain) loss from:
Investments and foreign currency	(22,119,284)
Options written	(295,386)
Swaps	3,788
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	31,082,236
Options written	(95,815)
Swaps	828,755
Net cash provided by (used in) operating activities	22,340,543
Cash Flows from Financing Activities:
Repayments of borrowings	(7,000,000)
Increase (Decrease) in cash overdraft	(279,200)
Cash distributions paid to common shareholders	(15,061,343)
Net cash provided by (used in) financing activities	(22,340,543)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the end of period	$—

Supplemental Disclosures of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$931,302

See accompanying notes to financial statements.

30	Nuveen Investments

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Nuveen Investments	31

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2015	$14.39	$0.47	$(0.67)	$(0.20)	$(1.09)	$—	$—	$(1.09)	$—		$13.10	$11.67
2014	14.71	0.49	0.22	0.71	(1.03)	—	—	(1.03)	—		14.39	13.29
2013	11.67	0.34	3.63	3.97	(0.87)	—	(0.06)	(0.93)	—		14.71	14.10
2012	10.97	0.37	1.21	1.58	(0.48)	—	(0.40)	(0.88)	—	*	11.67	10.51
2011	12.34	0.36	(0.83)	(0.47)	(0.40)	—	(0.50)	(0.90)	—	*	10.97	9.56

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2015	$82,400	$3,201
2014	89,400	3,229
2013	85,000	3,394
2012	67,900	3,377
2011	67,900	3,237

32	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)		Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(1.49)%	(4.17)%	$181,354	1.87%	3.34%	N/A	N/A	49%
4.91	1.44	199,255	1.85	3.35	N/A	N/A	34
34.97	44.22	203,528	1.87	2.55	N/A	N/A	39
14.54	19.31	161,395	2.00	3.11	1.99%	3.12%	37
(3.87)	(7.48)	151,890	1.85	2.96	1.73	3.08	56

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 9 –Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2015	0.47%
2014	0.45
2013	0.49
2012	0.58
2011	0.48

(d)	After expense reimbursement from the Adviser, where applicable. As of January 31, 2012, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTA.” The Fund was organized as a Massachusetts business trust on October 1, 2003.

The end of the reporting period for the Fund is December 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2015 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management LLC (“Symphony”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), each an affiliate of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common and preferred stocks, including American Depositary Receipts (“ADRs”) and the Fund’s options strategy. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans and other debt instruments. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

For the period January 1, 2015 through January 29, 2015, the Fund’s investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believed at the time of investment are eligible to pay dividends that may be eligible for favorable federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividends”). The Fund also invested, to a more limited extent, in preferred securities that are eligible to pay tax-advantaged dividends, as well as in senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities and other similar types of corporate instruments, including high-yield debt securities, that are not eligible to pay tax-advantaged dividends.

Effective January 30, 2015 the Fund made changes to its investment policies, which were primarily intended to update and clarify the investment parameters used to manage the global equity income portion of the Fund sub-advised by NWQ although some policy changes apply to the Fund as a whole. The clarifications and changes to the Fund’s investment policies that apply to the Fund as a whole, and that apply only to the global equity income portion of the Fund are detailed below.

The following summarizes the clarifications and changes that apply at the overall Fund level:

•	At least 60% of the Fund’s managed assets will be invested in tax-advantaged income-producing equity securities, including dividend received deduction (DRD) preferred securities;

•	The Fund has greater flexibility to invest (up to 70% of the Fund’s managed assets) in non-U.S. issues of any currency;

•	The Fund has greater flexibility to invest (up to 20% of the Fund’s managed assets) in securities of issuers of emerging market countries; and

•	The Fund has flexibility to use derivatives both for hedging purposes and to enhance risk-adjusted returns, including writing (selling) covered options.

The following summarizes the clarifications and changes that apply only to the global equity income strategy portion of the Fund:

•	The global equity income strategy may invest in common stocks, preferred securities, convertible securities, convertible preferred securities, real estate investment trusts (REITs), master limited partnerships (MLPs), and debt; and

•	The Fund’s policies regarding credit ratings as they apply to the equity securities in the global equity income strategy portion of the Fund have been eliminated.

The Fund’s investment objective remained unchanged.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

34	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in it’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$2,121,744

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are a component of “Interest” on the Statement of Operations, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 9 – Borrowing Arrangements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the fiscal year just ended, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	35

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain ADRs held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

36	Nuveen Investments

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$137,198,116	$42,718,789	**	$—	***	$179,916,905
Convertible Preferred Securities	3,197,354	3,838,125	**	—		7,035,479
$25 Par (or similar) Retail Preferred	11,533,226	1,683,376	**	—		13,216,602
Variable Rate Senior Loan Interests	—	47,138,820		—		47,138,820
Corporate Bonds	—	1,531,295		—		1,531,295
$1,000 Par (or similar) Institutional Preferred	—	11,021,645		—		11,021,645

Short-Term Investments:
Repurchase Agreements	—	2,820,983		—		2,820,983

Investments in Derivatives:
Options Written	(74,150)	—		—		(74,150)
Interest Rate Swaps****	—	(728,521)		—		(728,521)
Total	$151,854,546	$110,024,512		$—	***	$261,879,058
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	37

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$23,792,349	9.1%
Germany	15,954,962	6.1
Switzerland	13,796,696	5.3
Canada	8,466,736	3.2
Netherlands	7,684,463	2.9
Other countries	32,343,159	12.2
Total non-U.S. securities	$102,038,365	38.8%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

38	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$2,820,983	$(2,820,983)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased” on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options contracts written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(2,986,700)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Nuveen Investments	39

Notes to Financial Statements (continued)

The following table presents the fair value of all options held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(74,150)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$295,386	$95,815

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize interest rate swap contracts to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$36,950,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

40	Nuveen Investments

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps**	$(728,521)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(728,521)	$—	$(728,521)	$545,125	$(183,396)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(3,788)	$(828,755)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the current and prior fiscal periods were as follows:

	Year Ended 12/31/15	Year Ended 12/31/14
Common shares issued to shareholders due to reinvestment of distributions	—	7,624

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, were as follows:

Purchases	$135,310,622
Sales and maturities	146,328,435

Nuveen Investments	41

Notes to Financial Statements (continued)

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	455	$45,287
Options written	7,253	756,700
Options terminated in closing purchase transactions	(2,118)	(202,496)
Options exercised	(1,702)	(125,279)
Options expired	(2,771)	(316,973)
Options outstanding, end of period	1,117	$157,239

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$247,449,774
Gross unrealized:
Appreciation	$29,449,819
Depreciation	(14,217,864)
Net unrealized appreciation (depreciation) of investments	$15,231,955

Permanent differences, primarily due to foreign currency transactions, tax basis earnings and profits adjustments, treatment of notional principal contracts, complex securities character adjustments and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2015, the Fund’s tax year end, as follows:
Paid-in surplus	$(8,428,902)
Undistributed (Over-distribution of) net investment income	8,532,851
Accumulated net realized gain (loss)	(103,949)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

42	Nuveen Investments

The tax character of distributions paid during the Fund’s tax years ended December 31, 2015 and December 31, 2014, was designated for purposes of the dividends paid deduction as follows:
2015
Distributions from net ordinary income[1]	$15,061,343
Distributions from net long-term capital gains	—

2014
Distributions from net ordinary income[1]	$14,254,636
Distributions from net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

As of December 31, 2015, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
December 31, 2016	$12,047,340
December 31, 2017	32,157,951
Not subject to expiration	—
Total	$44,205,291

During the tax year ended December 31, 2015, the Fund utilized $22,056,497 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

Nuveen Investments	43

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets”. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2015, the complex-level fee rate for the Fund was 0.1639%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into borrowing arrangements as a means of leverage.

The Fund has a $82.4 million (maximum commitment amount) prime brokerage facility (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”). During December 2015, the maximum commitment amount decreased from $93 million to $82.4 million. As of the end of the reporting period, the outstanding balance on these Borrowings was $82.4 million.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $87.5 million and 1.05%, respectively.

44	Nuveen Investments

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Adviser entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $31,717,720. During the current fiscal period the Fund earned Rehypothecation Fees of $133,432, which is recognized as “Other income” on the Statement of Operations.

9. Subsequent Events

Borrowing Arrangements

Subsequent to the current fiscal period, the Fund reduced the outstanding balance on its Borrowings to $76,400,000. Additionally, interest will be charged on these Borrowings at 1-Month LIBOR plus 0.65% per annum on the amount borrowed.

Nuveen Investments	45

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff**

*	Interested Board Member.
**	Effective February 15, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% QDI	44.69%
% DRD	18.35%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTA
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

46	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Blended Benchmark: A blended return comprised of: 1) 56% of the return of the Russell 3000® Value Index, which measures the performance of those Russell 3000® Index companies with lower price-to book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	BofA/Merrill Lynch Fixed Rate Preferred Stock Index: Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Morgan Stanley Capital International (MSCI) Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	47

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

48	Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		197

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		197

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		197

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		197

Nuveen Investments	49

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		197

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		197

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		197

■ MARGARET L. WOLFF

Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		197

50	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		197

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		198

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		90

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		198

Nuveen Investments	51

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		198

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		198

■ SHERRI A. HLAVACEK			Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		198

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		198

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		198

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		198

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		198

52	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		198

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-C-1215D        14095-INV-Y-02/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Tax-Advantaged Total Return Strategy Fund

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2015	$28,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2014	$28,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2015	$0	$0	$0	$0
December 31, 2014	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management, LLC (“Symphony”) (NWQ and Symphony are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference or summarized below.

Symphony

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•	Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management LLC (“Symphony”) and NWQ Investment Management Company, LLC (“NWQ”), as Sub-Advisers to provide discretionary investment advisory services with respect to the registrant’s investments in senior loans and other debt instruments and equity investments, respectively (Symphony and NWQ are also collectively referred to as “Sub-Advisers”). The following section provides information on the portfolio managers at each Sub-Adviser:

Symphony

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

Gunther Stein is Chief Investment Officer and Chief Executive Officer at Symphony. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED

Other Accounts Managed by Symphony PM
As of 12/31/15

Gunther Stein
(a) RICs
Number of accts	18
Assets	$5.37 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	41
Assets	$8.91 billion
Performance fee accts
Number of accts	5
Assets	$1.08 billion

(c) Other
Non-performance fee accts
Number of accts	13
Assets	$757 million
Performance fee accts
Number of accts	2
Assets	$39 million

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described below, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable. Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).	OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X

NWQ

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Thomas J. Ray, CFA, Managing Director, Head of Fixed Income, and Fixed Income Portfolio Manager

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management; a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management. Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Susi Budiman, CFA, Managing Director and Fixed Income Portfolio Manager

Prior to joining NWQ in 2006, Susi was Portfolio Manager for China Life Insurance Company, Ltd. in Taiwan. She managed US dollar and Euro denominated fixed income portfolios for insurance funds for six years with responsibility for assets of approximately $1.8 billion. Prior to the fixed income portfolio management position, Susi was a currency exchange sales associate at Fleet National Bank in Singapore covering Asian, Euro, UK and other major currencies.

Susi graduated from the University of British Columbia, Canada with a B.Com. in Finance and received her M.B.A. from the University of Southern California. She earned the designations of Financial Risk Manager in 2003, and Fellow, Life Management Institute in 2004. She earned her Chartered Financial Analyst designation from the CFA Institute in 2006 and is a member of the Los Angeles Society of Financial Analysts.

James Stephenson, CFA, Managing Director, Portfolio Manager, and Equity Analyst

Prior to joining NWQ in 2006, Mr. Stephenson spent seven years at Bel Air Investment Advisors, LLC, a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Mr. Stephenson was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West. Mr. Stephenson received his B.B.A. and M.S. in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, he earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED AS OF DECEMBER 31, 2015

	Thomas Ray		Susi Budiman		James Stephenson
(a) RICs
Number of accts	4		4		2
Assets	$1.01 billion		$1.01 billion		$93 million

(b) Other pooled accts
Non-performance fee accts
Number of accts	2		2		0
Assets	$78 million		$78 million		0
(c) Other
Non-performance fee accts
Number of accts	4,191	*	4,191	*	1
Assets	$1.57 billion	*	$1.57 billion	*	$1 million
Performance fee accts
Number of accts	0		0		0
	0		0		0

* Includes model-based accounts and assets.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•	Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.

NWQ annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total cash levels to ensure it remains competitive. Compensation is not calculated as a percentage of management or incentive fees.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented based on investment performance exceeding applicable benchmarks. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with certain senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees. The equity incentive plan provides meaningful equity to participating employees that is similar to restricted stock, and vests over the next several years. Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ. NWQ’s current equity ownership plan reflects a recent enhancement of the firm’s equity incentive structure. Upon vesting, key employees will have a meaningful ownership of the firm’s equity. The parent company will remain the majority owner.

The enhanced plan reflects our goal of creating a long-term equity structure that includes incentives and governance structures to ensure the best possible alliance of our interests with our clients. The plan was fully implemented in late December 2015.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms. Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees, among others.

Item 8(a)(4).	OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thomas Ray	X
Susi Budiman	X
James Stephenson				X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2016